SUPPLEMENT TO THE FIDELITY STRATEGIC INCOME FUND
APRIL 8, 1998
PROSPECTUS
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section beginning on page 7.
John H. Carlson is Vice President and lead manager of Strategic Income, which he has managed since inception. Mr. Carlson also manages the emerging markets investments of Strategic Income and manages other Fidelity funds. Prior to joining Fidelity in 1995, he was Executive Director of emerging markets at Lehman Brothers International from 1992 through 1995.
   Kevin Grant is Vice President and manager of Strategic Income. Mr. Grant has managed the domestic investment-grade and U.S. Government investments for Strategic Income since 1998. He also manages several other Fidelity funds. Mr. Grant joined Fidelity in 1993 as a portfolio manager.
The following information supplements the information found on the cover page.
Trading Symbol FSICX